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                                                                        Ex. 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.



/s/ KPMG PEAT MARWICK LLP

March 3, 1999
Kansas City, Missouri